September 3, 2021

MEEHAN FOCUS FUND

(MEFOX)

A Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information

dated December 29, 2020, as supplemented on July 30, 2021

This supplement updates certain information in the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) of the Meehan Focus Fund (the “Fund”), a series of the Ultimus Managers Trust, to reflect a change in the portfolio managers of the Fund. This supplement overrides all other supplements previously filed. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.meehanmutualfunds.com or call the Fund toll free at 1-866-5968.

The following replaces, in its entirety, the section entitled “Management of the Fund” on page 7 of the Prospectus:

MANAGEMENT OF THE FUND

Edgemoor Investment Advisors, Inc. is the Fund’s investment adviser.

Portfolio Manager	Investment Experience with the Fund	Primary Title with Adviser
Thomas P. Meehan	Since inception of the Predecessor Fund in 1999	President and Lead Portfolio Manager
Paul P. Meehan	Since 2005 with the Predecessor Fund	Managing Director and Chief Compliance Officer

The following replaces, in its entirety, the section entitled “Portfolio Managers” on page 14 of the Prospectus:

The following individuals have primary responsibility for day-to-day management of the Fund’s portfolio:

Mr. Thomas P. Meehan is President of the Adviser and has served in that capacity since September 1999. He has been portfolio manager for the Fund since its inception. In 1968, Mr. Thomas Meehan was a founding partner of Sherman, Meehan, Curtin & Ain, a Washington, D.C. law firm. Mr. Thomas Meehan served as President of that law firm for many years, and served on the firm’s Executive Committee from its inception through September 1999. He was a charter trustee of the firm’s pension and profit sharing plans and served as an investment manager of these plans since their inceptions in 1973 through 2000.

Mr. Paul P. Meehan is co-portfolio manager of the Fund with Mr. Thomas Meehan and has served in that capacity since its inception. Mr. Paul Meehan, Managing Director of the Adviser, joined the Adviser in August 2002 and is a member of the Adviser’s Investment Selection Committee. Prior to joining the Adviser, Mr. Paul Meehan was an attorney with the federal government from May 1997 through August 2002.

Messrs. Thomas Meehan and Paul Meehan also served as co-portfolio managers to the Predecessor Fund. Mr. Thomas Meehan served as portfolio manager to the Predecessor Fund since its inception and Mr. Paul Meehan served as portfolio manager since January 1, 2005.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

In the section entitled “Investment Adviser” on page 22 of the Statement of Additional Information, the following replaces, in its entirety, the first paragraph:

Edgemoor Investment Advisors, Inc., located at 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814, serves as the investment adviser to the Fund pursuant to the Advisory Agreement, dated January 24, 2017. The Adviser is organized as a Maryland corporation and is registered as an investment adviser with the SEC. The Adviser’s principal business is to provide financial management services to individuals, corporations, and other institutions throughout the United States. Messrs. Thomas P. Meehan and Paul P. Meehan, co-portfolio managers of the Fund are also members of the Board of Directors of the Adviser and are the primary owners of the Adviser.

In the section entitled “Investment Adviser” beginning on page 22 of the Statement of Additional Information, the following replaces, in its entirety, the subsection entitled “Portfolio Managers.”:

Portfolio Managers

The Fund is co-managed by Messrs. Thomas P. Meehan and Paul P. Meehan (the “Portfolio Managers”), who are responsible for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts (“Other Accounts”). The table below shows the number of, and total assets in, such other accounts as of August 31, 2020*.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (million)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance (million)
Thomas P. Meehan	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	91	$313,964,209	0	$0
Paul P. Meehan	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	49	$230,601,741	0	$0

* The fiscal year end of the Fund changed to August 31st.

Potential Conflicts of Interest

The Portfolio Managers serve as portfolio managers for the Fund and provides investment advice to Other Accounts. The Portfolio Managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise when a particular investment may be suitable for both the Fund and the Other Accounts, whereby the Portfolio Manager could favor one account over another. However, the Adviser has established policies and procedures to ensure that such investments will be allocated between the Fund and the Other Accounts pro rata based on the available funding or in some other manner determined to be fair and equitable.

A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund. The Portfolio Managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of the Fund’s trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute such order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Compensation

The Portfolio Managers are not compensated directly by the Fund. They each receive a salary from the Adviser and share in the annual profits of the Adviser based on their ownership of the Adviser.

Ownership of Fund Shares

The table below shows the value of shares of the Fund beneficially owned by the Portfolio Managers of the Fund at the end of the fiscal period ended August 31, 2020* stated as one of the following ranges: A = none; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = $100,001 - $500,000; F = $500,001 - $1,000,000; and G = over $1,000,000.

Portfolio Managers	Dollar Range of Predecessor Fund Shares Beneficially Owned as of August 31, 2020*
Thomas P. Meehan	G
Paul P. Meehan	G

* The fiscal year end of the Fund changed from October 31st to August 31st.

Investors Should Retain this Supplement for Future Reference.